FINOVA CAPITAL CORPORATION

                       FIFTH AMENDMENT TO CREDIT AGREEMENT
                 (SHORT TERM FACILITY) DATED AS OF MAY 20, 1997

         This FIFTH AMENDMENT TO CREDIT AGREEMENT (SHORT TERM FACILITY) (this "Amendment") is dated as of May 20, 1997 and entered into by and among FINOVA CAPITAL CORPORATION, a Delaware corporation (formerly known as Greyhound Financial Corporation, hereinafter the "Company"), the undersigned lenders (collectively the "Lenders"), the undersigned Agents, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, BANK OF MONTREAL, THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), and CITIBANK, N.A., individually and as agents (the "Agents") for the Lenders hereunder, and CITIBANK, N.A., a national banking association, as administrative agent (the "Administrative Agent") for the Lenders hereunder, and is made with reference to that certain Credit Agreement (Short Term Facility) dated as of May 16, 1994, by and among the Company, the Lenders, the Agents and the Administrative Agent, as amended by a First Amendment to Credit Agreement dated as of September 30, 1994, a Second Amendment to Credit Agreement dated as of May 11, 1995, a Third Amendment to Credit Agreement dated as of November 1, 1995 and a Fourth Amendment to Credit Agreement dated as of May 15, 1996 (as so amended, the "Credit Agreement"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

         WHEREAS, the Company has requested that the Termination Date be extended 364 days from May 20, 1997 to May 19, 1998 and that certain provisions of the Credit Agreement be modified;

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

         Section 1. EXTENSION OF TERMINATION DATE

         The Company hereby requests that the Termination Date be extended for 364 days as contemplated by Section 2.15 of the Credit Agreement. Each Lender executing this Amendment shall be deemed to have elected to consent to such extension for the purposes of Section 2.15(b) of the Credit Agreement.

         Section 2. AMENDMENTS TO THE CREDIT AGREEMENT

         A. Amendments to Section 1.01.
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                  (1) The definition of "Exposure" in Section 1.01 of the Credit
Agreement is hereby amended and restated in its entirety as follows:

                  "'Exposure' shall mean the aggregate Carrying Value of all transactions in respect of (a) any Person which is a customer of the Company or any Subsidiary, and (b) (if and to the extent of the amount guaranteed by such Person) (i) any subsidiary or other affiliate of such Person and (ii) any other Person."

                  (2) The Credit Agreement is hereby amended by deleting therefrom the definition of "Eligible Assignee" and substituting therefor the following:

                  "Eligible Assignee" means (a) any financial institution or entity engaged in the business of extending revolving credit and having consolidated assets of $500,000,000 or more; excluding, however, any insurance companies or commercial finance companies; and (b) any entity engaged in the business of lending that is an affiliate of a Lender or of a Person of which a Lender is a subsidiary, excluding, however, any insurance companies or commercial finance companies.

         B. Amendment to Section 4.01(b). Section 4.01 (b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "(b) Furnish to each Lender (i) promptly upon becoming aware of the occurrence of any (A) Termination Event, or (B) "prohibited transaction," as such term is defined in Section 4975 of the Code, or
         Section 406 of ERISA, in connection with any Plan or any trust created thereunder, a written notice specifying the nature thereof, what action the Company has taken, is taking or proposes to take with respect thereto, and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor, or the PBGC with respect thereto and (ii) with reasonable promptness, copies of (A) all notices received by the Company or any of its ERISA Affiliates of the PBGC's intent to terminate any Plan or to have a trustee appointed to administer any Plan; and (B) all notices received by the Company or any of its ERISA Affiliates from a multiemployer plan sponsor concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of ERISA."

         C. Amendment to Section 4.01 (h). Section 4.01(h) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "(h) Perform and comply, and cause the Subsidiaries to perform and comply, with all material obligations of the Company and the Subsidiaries under all laws applicable to the Company or the Subsidiaries and all material indentures, agreements or other instruments to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries or any of its or their properties is bound."
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                  Section 3. COMPANY'S REPRESENTATIONS AND WARRANTIES

                  To induce the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Company represents and warrants to each Lender that the following statements are true, correct and complete:

                  A. Corporate Power and Authority. The Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement, as amended by this Amendment (the "Amended Agreement").

                  B. Authorization of Agreements. The execution and delivery of this Amendment and the consummation of the Amended Agreement have been duly authorized by all necessary corporate action on the part of the Company.

                  C. No Conflict. The execution and delivery by the Company of this Amendment and the consummation by the Company of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to the Company or its Subsidiaries, the certificate of incorporation or bylaws of the Company or any order, judgment or decree of any court or other agency of government binding on the Company or its Subsidiaries,
(ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of the Company or its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of the Company or its Subsidiaries, or (iv) require any approval of stockholders or any approval or consent of any Person under any contractual obligation of the Company or its Subsidiaries (other than the parties hereto).

                  D. Governmental Consents. The execution and delivery by the Company of this Amendment and the consummation by the Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

                  E. Binding Obligation. This Amendment has been duly executed and delivered by the Company and this Amendment and the Amended Agreement are the legally valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by principles of equity and commercial reasonableness.

                  F. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 3.01 of the Credit Agreement are true, correct and complete in all material respects to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties
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specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would, upon the giving of notice, the passage of time, or otherwise, constitute an Event of Default.

         Section 4. CONDITIONS TO EFFECTIVENESS

         Section 1 of this Amendment shall become effective on the first date on which all of the following conditions precedent shall have been satisfied (such date being referred to herein as the "Amendment Effective Date"):

         A. On or before the Amendment Effective Date, the Company shall deliver to the Administrative Agent the following, each, unless otherwise noted, dated the Amendment Effective Date:

                  1. Resolutions of its Board of Directors approving and authorizing the execution, delivery, and performance of this Amendment, certified as of the Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

                  2. Signature and incumbency certificates of its officers executing this Amendment; and

                  3. Executed copies of this Amendment.

         B. On or before the Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by the Agents, acting on behalf of the Lenders, and their counsel shall be satisfactory in form and substance to the Agents and such counsel, and the Agents and such counsel shall have received all such counterpart originals or certified copies of such documents as the Agents may reasonably request.

         Section 5. MISCELLANEOUS

         A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

                  (i) On and after the date this Amendment becomes effective in accordance with its terms, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the Notes to the "Credit Agreement", "thereunder", "thereof" or words of like import
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         referring to the Credit Agreement shall mean and be a reference to the
         Amended Agreement.

                  (ii) Except as specifically amended by this Amendment, the Credit Agreement and the Notes shall remain in full force and effect and are hereby ratified and confirmed.

                  (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of, any right, power or remedy of the Agent or any Lender under, the Credit Agreement or the Notes.

                  B. Fees and Expenses. The Company acknowledges that all costs, fees and expenses as described in Section 8.05 of the Credit Agreement incurred by the Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Company.

                  C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                  D. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                  E. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective as of the date hereof upon the execution and delivery of a counterpart hereof by the Company and the Lenders.

                  [Remainder of page intentionally left blank]
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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                                   The Company:
                                   ------------

                                   FINOVA CAPITAL CORPORATION

                                   By /s/ Robert J. Fitzsimmons
                                   Title Senior Vice President - Treasurer

                                   By /s/ Meilee Smythe
                                   Title Vice President-Deputy Treasurer

                                   The Lenders:
                                   ------------

                                        CITIBANK, N.A. (Individually and as an
                                        Agent and Administrative Agent)

                                        By /s/ Marjorie Futornick
                                        Title Vice President

                                        BANK OF AMERICA NATIONAL
                                        TRUST AND SAVINGS ASSOCIATION
                                        (as an Agent)

                                        By /s/ Robert Troutman
                                        Title Managing Director

                                        BANK OF AMERICA NATIONAL
                                        TRUST AND SAVINGS ASSOCIATION

                                        By /s/ Robert Troutman
                                        Title Managing Director

                                        BANK OF MONTREAL (Individually and
                                        as an Agent)

                                        By /s/ J. Donald Higgins
                                        Title Managing Director
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                                        FLEET BANK , N.A.

                                        By /s/ Andria H. Lee
                                        Title Vice President

                                        THE CHASE MANHATTAN BANK
                                        (NATIONAL ASSOCIATION)
                                        (Individually and as an Agent)

                                        By /s/ P. R. Parker
                                        Title Vice President

                                        CREDIT SUISSE

                                        By /s/ Byrne
                                        Title Director
                                        By /s/ Jay Chall
                                        Title Director

                                        THE INDUSTRIAL BANK OF JAPAN,
                                        LIMITED, LOS ANGELES AGENCY

                                        By /s/ Vicente L. Timiraos
                                        Title SVP & Sr. Manager

                                        NATIONSBANK, (SOUTH) N.A.

                                        By /s/ Betty Reed
                                        Title Senior Vice President
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                                        UNION BANK OF SWITZERLAND
                                        New York Branch

                                        By /s/ Robert Mendeles
                                        Title Vice President

                                        By /s/ Dider Magloire
                                        Title Vice President

                                        WESTDEUTSCHE LANDESBANK
                                        GIROZENTRALE - NEW YORK AND
                                        CAYMAN ISLANDS BRANCHES

                                        By /s/ Raymond K. Miller
                                        Title Vice President

                                        By /s/ Patrice Griffin
                                        Title Associate

                                        CREDIT LYONNAIS
                                        SAN FRANCISCO BRANCH

                                        By /s/ Edward W. Leong
                                        Title Vice President & Manager

                                        WELLS FARGO BANK

                                        By /s/ Senior Vice President

                                        NATIONAL WESTMINSTER BANK
                                        PLC

                                        By /s/ David Rowley
                                        Title Vice President

                                        ROYAL BANK OF CANADA

                                        By /s/ Preston D. Jones
                                        Title Senior Manager
                                              Corporate Banking
                                      -8-
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                                        SOCIETE GENERALE

                                        By /s/ J. Staley Stewart
                                        Title Vice President

                                        BANK ONE, ARIZONA, NA

                                        By /s/ Vice President

                                        DRESDNER BANK AG
                                        NEW YORK BRANCH
                                        And GRAND CAYMAN BRANCH

                                        By /s/ John W. Sweeney
                                        Title Assistant Vice President

                                        By /s/ Christopher E. Sarisky
                                        Title Assistant Treasurer

                                        UNION BANK of CALIFORNIA, N.A.

                                        By /s/ Donald H. Rubin
                                        Title Vice President

                                        THE LONG-TERM CREDIT BANK OF
                                        JAPAN, LTD., LOS ANGELES AGENCY

                                        By /s/ T. Morgan Edwards II
                                        Title Deputy General Manager

                                        By /s/ Bryan Read
                                        Title Vice President

                                        THE MITSUBISHI TRUST AND
                                        BANKING CORPORATION, acting
                                        through its LOS ANGELES AGENCY

                                        By /s/ Yasushi Satomi
                                        Title Senior Vice President
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                                        ARAB BANKING CORPORATION

                                        By /s/ Richard Whelan
                                        Title V. P & Manager
                                               Los Angeles Representative Office

                                        THE BANK OF NOVA SCOTIA

                                        By /s/ John Quick
                                        Title Officer

                                        FIRST UNION NATIONAL BANK OF
                                        NORTH CAROLINA

                                        By /s/ A. Kimbell Collins
                                        Title Vice President

                                        BANK OF HAWAII

                                        By /s/ Joseph T. Donalson
                                        Title Vice President

                                        BANQUE NATIONALE DE PARIS

                                        By /s/ Senior Vice President

                                        By /s/ Margaret Mudd
                                        Title Vice President

                                        COMERICA BANK

                                        By /s/ Emmanuel M. Skerrl
                                        Title Corporate Baning Officer

                                        CREDIT AGRICOLE

                                        By /s/ Senior Vice President
                                      -10-
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                                        DG BANK DEUTSCHE
                                        GENOSSENSCHAFTSBANK

                                        By /s/ Karen A. Brinkman
                                        Title Vice President

                                        KREDIETBANK  N.V.

                                        By /s/ Robert Stauffer
                                        Title Vice President

                                        By /s/ Tod R. Angus
                                        Title Vice President

                                        NBD BANK

                                        By /s/ Andrew H Heinecke
                                        Title First Vice President

                                        UNITED STATES NATIONAL BANK
                                        OF OREGON

                                        By /s/ Fiza Noordiu
                                        Title

                                        ABN AMRO BANK N.V.,
                                        LOS ANGELES INTERNATIONAL
                                        BRANCH

                                        By /s/ Ellen M. Coleman
                                        Title Vice President/Director

                                        By /s/ Heather F. Brandt
                                        Title Vice President

                                        THE SAKURA BANK, LTD.

                                        By /s/ Orusa Sato
                                        Title Senior Vice President
                                              Assistant General Manager
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                                        BANQUE PARIBAS

                                        By /s/ Lynne A. Lueders
                                        Title Vice President

                                        By /s/ Stanley P. Berkman
                                        Title General Manager
                                              Western Region

                                        COMPAGNIE FINANCIERE DE
                                        CIC ET DE L'UNION EUROPEENNE

                                        By /s/ Mark Skiden
                                        Title Vice President

                                        By /s/ Nancy Nelson
                                        Title Assistant Vice President

                                        DEUTSCHE BANK AG NEW YORK
                                        AND/OR CAYMAN ISLANDS
                                        BRANCHES

                                        By /s/ Gayman Z. Shivnarain
                                        Title Vice President

                                        By /s/ Dale F. Oberst
                                        Title Associate

                                        THE DAI-ICHI KANGYO BANK, LTD.
                                        LOS ANGELES AGENCY

                                        By /s/ Masatsugu Morishita
                                        Title Sr. Vice President &
                                              Joint General Manager

                                        BANCA MONTE DEI PASCHI DI
                                        SIENA S.p.A.

                                        By /s/ S. M. Sondak
                                        Title S.V.P. & Dept. General Manager

                                        By /s/ Brian R. Landy
                                        Title Vice President
                                      -12-
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                                        THE SUMITOMO TRUST AND
                                        BANKING CO., LTD.,
                                        LOS ANGELES AGENCY

                                        By /s/ Ninoos Y. Benjamin
                                        Title Vice President & Manager

                                        CHIBA BANK, LTD.

                                        By /s/ Kazuaki Kondo
                                        Title General Manager

                                        DEN DANSKE BANK AKTIESELSKAB,
                                        CAYMAN ISLANDS BRANCH

                                        By /s/ Mogens Sondergaard
                                        Title Vice President

                                        By /s/ John A. O'Neill
                                        Title Vice President

                                        CIBC Inc.

                                        By /s/ Director, CIBC Wood Gundy
                                        Title Securities Corp., As Agent

                                        COMMERZBANK AG,
                                        LOS ANGELES BRANCH

                                        By /s/ Christian Jagenberg
                                        Title Senior Vice President and Manager

                                        By /s/ Steven Fl Larsen
                                        Title Vice President

                                        THE FUJI BANK, LIMITED,
                                        LOS ANGELES AGENCY

                                        By /s/ Nobuhiro Umemura
                                        Title Joint General Manager
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